November 1, 2016

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated December 31, 2015, as revised or amended February 1, 2016,
March 1, 2016, April 29, 2016 and August 1, 2016 and September 30, 2016

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

With the board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Kingsford Capital Management, LLC (Kingsford Capital), a subadviser to the fund, effective November 4, 2016.

The portion of the assets of the fund under Kingsford Capital’s management will be allocated to certain of the fund’s six other subadvisers, as determined by EACM Advisors LLC, the fund’s portfolio allocation manager. Subject to board approval, Dreyfus may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the fund) advised by Joseph Bishop, one of the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Pine River, and assets under management in those accounts as of September 30, 2016:

	Registered		Other
	Investment	Total	Pooled	Total		Total
Primary	Company	Assets	Investment	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Vehicles	Managed	Accounts	Managed

Joseph Bishop	4	$72M	2	$132M	0	0

The following table provides information on accounts managed (included within the table above) by Mr. Bishop that are subject to performance-based advisory fees:

		Number of Accounts
Primary		Subject to	Total Assets of Accounts
Portfolio Manager	Type of Account	Performance Fees	Subject to Performance Fees

Joseph Bishop	Commingled Fund	1	$84M

The following table lists the dollar range of fund shares beneficially owned by Mr. Bishop as of September 30, 2016:

Primary
Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Joseph Bishop	DSMLSF	$0

GRP5-SAISTK-1116